SUPPLEMENT DATED NOVEMBER 1, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR Mid-Cap Plus Bond Alpha Portfolio

(formerly named Mid-Cap Equity Portfolio)

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024 for Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio) (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the third paragraph under the Mid-Cap portion is deleted and replaced with the following:

These derivatives are total return swap agreements and futures contracts. PLFA seeks to achieve the Fund’s investment goal in this portion of the Fund by gaining exposure to the U.S. mid-capitalization equity market through total return swap agreements and futures contracts on the Russell Midcap Index (the “Index”), an equity securities index that represents the U.S. mid-capitalization equity market.

Also in the Principal Investment Strategies subsection, the fifth paragraph under the Mid-Cap portion is deleted and replaced with the following:

This portion of the Fund may also invest in futures contracts on other U.S. mid-cap indices to gain exposure to the U.S. mid-capitalization equity market. Using derivatives such as total return swaps and futures contracts is a way to obtain investment exposure to the U.S. mid-capitalization equity market, as represented by the particular index, and seek the returns of that index without purchasing all of the securities in the index.

Also in the Principal Investment Strategies subsection, the first sentence of the sixth paragraph under the Mid-Cap portion is deleted and replaced with the following:

PLFA will also seek to achieve additional gains above the Index by making specific investment decisions for the Fund as it sees investment opportunities (“incremental alpha”).